UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A*

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

CATERPILLAR FINANCIAL FUNDING CORPORATION
(Depositor of Caterpillar Financial Asset Trust 2007-A)

CATERPILLAR FINANCIAL ASSET TRUST 2007-A
(Exact name of issuing entity as specified in its charter)

Delaware	333-145491-01	88-0342613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Caterpillar Financial Funding Corporation, as Depositor Greenview Plaza 4040 South Eastern Avenue, Suite 344 Las Vegas, Nevada	89119
(Address of principal executive office)	(Zip Code)

(702) 735-2514
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*This Form 8-K/A is identical to the Form 8-K filed with the SEC on 10/9/07 (SEC Accession No. 00000948409-07-000086) and is being filed for the sole purpose of correcting a typographical error relating to the original signature page.

Item 9.01.                                Financial Statements and Exhibits.

(a)           Financial Statements - Not Applicable

(b)           Pro Forma Financial Information - Not Applicable

(c)           Shell Company transaction - Not Applicable

(d)	Exhibits. The following execution copies of Exhibits to the Form S-3 Registration Statement (333-145491) of Caterpillar Financial Funding Corporation are hereby filed:

Exhibit Number	Exhibit
1.1
Class A Note Underwriting Agreement, dated September 17, 2007, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation and Merrill Lynch, Pierce, Fenner, & Smith Incorporated and J.P. Morgan Securities Inc, as representatives of the several underwriters.

1.2
Class B Note Underwriting Agreement, dated September 17, 2007, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation and Merrill Lynch, Pierce, Fenner, & Smith Incorporated.

4.1	Indenture, dated as of September 1, 2007, between Caterpillar Financial Asset Trust 2007-A and U.S. Bank National Association, as Indenture Trustee.
4.2	Amended and Restated Trust Agreement, dated as of September 27, 2007, between Caterpillar Financial Funding Corporation and The Bank of New York (Delaware), as Owner Trustee.
4.3
Sale and Servicing Agreement, dated as of September 1, 2007, among Caterpillar Financial Asset Trust 2007-A, as Issuing Entity, Caterpillar Financial Funding Corporation, as Depositor, and Caterpillar Financial Services Corporation, as Servicer.

10.1	Purchase Agreement, dated as of September 1, 2007, between Caterpillar Financial Funding Corporation, as Depositor, and Caterpillar Financial Services Corporation, as Seller.
10.2
Administration Agreement, dated as of September 1, 2007, among Caterpillar Financial Asset Trust 2007-A, Caterpillar Financial Services Corporation, as Administrator, Caterpillar Financial Funding Corporation, as Depositor, and U.S. Bank National Association, as Indenture Trustee.

99.1
ISDA Master Agreement including the ISDA Schedule and the Credit Support Annex to the ISDA Master Agreement, each dated as of September 27, 2007 between Merrill Lynch Capital Services, Inc., as Party A, and Caterpillar Financial Asset Trust 2007-A, as Party B; and the Swap Confirmation, dated September 27, 2007, between Merrill Lynch Capital Services, Inc. and Caterpillar Financial Asset Trust 2007-A, with respect to the Class A-2b Notes; and the Swap Confirmation, dated September 27, 2007, between Merrill Lynch Capital Services, Inc. and Caterpillar Financial Asset Trust 2007-A, with respect to the Class A-3b Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2007	CATERPILLAR FINANCIAL ASSET TRUST 2007-A
By: Caterpillar Financial Services Corporation, as Servicer

By:      /s/ David A. Kacynski
Name: David A. Kacynski
Title:   Treasurer

CATERPILLAR FINANCIAL FUNDING CORPORATION

By:      /s/ David A. Kacynski
Name: David A. Kacynski
Title:   Treasurer